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                                                                   EXHIBIT 10(t)

                                FOURTH AMENDMENT

                                       TO

                          REGISTRATION RIGHTS AGREEMENT

         This Fourth Amendment to Registration Rights Agreement (this "Fourth Amendment") is dated effective as of November 26, 2001, by and among Regent Communications, Inc. (the "Company") and the undersigned stockholders (the "Stockholders").

                                   WITNESSETH

         WHEREAS, the Company and the Stockholders are parties to a certain Registration Rights Agreement dated as of June 15, 1998, as amended (the "Agreement"), under which the Stockholders have been granted certain rights to register their unregistered Company stock; and

         WHEREAS, the Stockholders are the only parties to the Agreement that continue to hold Registrable Securities under the Agreement; and

         WHEREAS, the terms of the Agreement restrict the granting of the right to register Company stock to any other party except by an amendment of the Agreement approved by Stockholders, together with Waller-Sutton Media Partners, L.P., that hold 51% of the Stockholders' total holdings of Company stock; and

         WHEREAS, the Company wishes to grant registration rights (the "Registration Rights") to certain investors (the "Investors") in a proposed private offering of Company common stock pursuant to stock purchase agreements to be entered into by the Company and each investor as of the date hereof (the "Stock Purchase Agreements"), which Registration Rights consist solely of the investors' right to include the shares of Company common stock purchased by them pursuant to the Stock Purchase Agreements in a registration statement on Form S-3 to be filed by the Company with the Securities and Exchange Commission to facilitate the resale of such shares (the "Resale Offering"); and

         WHEREAS, the Company and the Stockholders feel that it is in the best interests of the Company and its stockholders to grant the Registration Rights and to subsequently register Company stock in the Resale Offering; and

         WHEREAS, the Company and the Stockholders are willing to cause the Agreement to be amended in certain respects to allow the Company to grant the Registration Rights and to allow the Resale Offering to take place, and the Stockholders are willing to waive the rights granted to such Stockholders by the Agreement to participate in the Resale Offering.

         NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

         1. Amendment to Section 10(a) of the Agreement. Notwithstanding anything to the contrary stated in the Agreement including, without limitation,
Section 10(a) thereof, the Investors shall be granted the Registration Rights.

         2. Amendment to Section 3. Notwithstanding anything to the contrary stated in the Agreement including, without limitation, Section 3 thereof, the Stockholders hereby waive any and all rights (including, without limitation, any right to receive notice of the Company's intention to register


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shares in the Resale Offering) that the Stockholders have to participate in the
Resale Offering, unless such Stockholder is also an investor pursuant to the Stock Purchase Agreements (a "Participating Stockholder"), in which case such Participating Stockholder shall only participate in the Resale Offering only with respect to the shares purchased by it pursuant to the Stock Purchase Agreements.

         3. Counterparts. This Fourth Amendment may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that the parties need not sign the same counterpart.

         4. Governing Law. This Fourth Amendment shall be governed and construed in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law principles (except to the extent that mandatory provisions of federal or state law apply).

         IN WITNESS WHEREOF, the undersigned Stockholders have caused this Fourth Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


REGENT COMMUNICATIONS, INC.

By:      _____________________________

Its:     _____________________________


-----------------------------------
Terry S. Jacobs

-----------------------------------
William L. Stakelin


WALLER-SUTTON MEDIA PARTNERS, L.P.

By:      _____________________________

Its:     _____________________________


BLUE CHIP CAPITAL FUND II LIMITED PARTNERSHIP

By:      _____________________________

Its:     _____________________________





BLUE CHIP CAPITAL FUND III LIMITED PARTNERSHIP

By:      _____________________________

Its:     _____________________________


-----------------------------------
William H. Ingram


WPG CORPORATE DEVELOPMENT ASSOCIATES, V.L.P.

By:      _____________________________

Its:     _____________________________


WPG CORPORATE DEVELOPMENT ASSOCIATES (OVERSEAS), V.L.P.

By:      _____________________________

Its:     _____________________________




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SIGNATURE PAGE TO FOURTH AMENDMENT TO REGISTRATION RIGHTS AGREEMENT


MIAMI VALLEY VENTURE FUND L.P.

By:      _____________________________

Its:     _____________________________


MESIROW CAPITAL PARTNERS VII

By:      _____________________________

Its:     _____________________________


PNC BANK, N.A., CUSTODIAN

By:      _____________________________

Its:     _____________________________


THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA

By:      _____________________________

Its:     _____________________________


RIVER CITIES CAPITAL FUND LIMITED PARTNERSHIP

By:      _____________________________

Its:     _____________________________


PNC BANK, N.A., TRUSTEE

By:      _____________________________

Its:     _____________________________